KAR Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—95.6%
Communication Services—18.7%
Auto Trader Group plc	58,074,329	$473,323
Autohome, Inc. ADR	4,407,435	439,069
MediaAlpha, Inc. Class A(1)	3,177,190	124,133
Rightmove plc(1)	40,235,150	358,080
		1,394,605

Consumer Discretionary—10.7%
Fox Factory Holding Corp.(1)	3,832,978	405,184
Ollie’s Bargain Outlet Holdings, Inc.(1)	4,783,672	391,161
		796,345

Consumer Staples—4.2%
Chefs’ Warehouse, Inc. (The)(1)	2,808,023	72,138
Grocery Outlet Holding Corp.(1)	4,110,075	161,320
PriceSmart, Inc.	863,298	78,638
		312,096

Financials—18.2%
FactSet Research Systems, Inc.	713,708	237,308
Goosehead Insurance, Inc. Class A	1,205,700	150,423
Interactive Brokers Group, Inc. Class A	3,753,516	228,664
MarketAxess Holdings, Inc.	607,985	346,892
Morningstar, Inc.	1,459,942	338,079
Oportun Financial Corp.(1)	2,635,930	51,058
		1,352,424

Health Care—3.6%
Mesa Laboratories, Inc.	85,353	24,466
National Research Corp.	2,409,518	103,007
U.S. Physical Therapy, Inc.	1,185,000	142,496
		269,969

Industrials—8.3%
AAON, Inc.	4,009,400	267,146
HEICO Corp. Class A	1,847,383	216,255
Omega Flex, Inc.	908,755	132,678
		616,079

Information Technology—31.9%
Aspen Technology, Inc.(1)	1,873,926	244,079
Avalara, Inc.(1)	1,900,000	313,291
Bill.com Holdings, Inc.(1)	3,368,005	459,733
Blackline, Inc.(1)	3,134,403	418,067
Duck Creek Technologies, Inc.(1)(2)	8,694,221	376,460
nCino, Inc.(1)(3)	2,821,202	204,283
NVE Corp.	482,690	27,117
Paycom Software, Inc.(1)	460,353	208,194
	Shares	Value

Information Technology—continued
SPS Commerce, Inc.(1)	1,095,164	$118,924
		2,370,148

Total Common Stocks (Identified Cost $3,647,603)		7,111,666

Total Long-Term Investments—95.6% (Identified Cost $3,647,603)		7,111,666

Short-Term Investments—3.1%
Money Market Mutual Fund—2.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(4)	176,987,531	176,988
Total Money Market Mutual Fund (Identified Cost $176,988)		176,988

Securities Lending Collateral—0.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(4)(5)	55,752,301	55,752
Total Securities Lending Collateral (Identified Cost $55,752)		55,752

Total Short-Term Investments (Identified Cost $232,740)		232,740

TOTAL INVESTMENTS—98.7% (Identified Cost $3,880,343)		$7,344,406
Other assets and liabilities, net—1.3%		95,466
NET ASSETS—100.0%		$7,439,872

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of the security is restricted.
(3)	All or a portion of security is on loan.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(5)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United States	83%
United Kingdom	11
China	6
Total	100%
† % of total investments as of December 31, 2020.
See Notes to Schedule of Investments

KAR Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$7,111,666	$7,111,666
Securities Lending Collateral	55,752	55,752
Money Market Mutual Fund	176,988	176,988
Total Investments	$7,344,406	$7,344,406
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Schedule of Investments

KAR SMALL-CAP GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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